UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 27, 2016

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

814-00188	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Medallion Financial Corp. (the “Company”) entered into an amendment, dated June 29, 2016 (the “Amendment”) to its Amended and Restated Loan and Security Agreement, dated March 28, 2011, by and among the Company, Medallion Funding LLC and Sterling National Bank (the “Credit Agreement”). Under the terms of the Amendment, (i) the maturity date of the facility was extended to July 31, 2016, (ii) the commitment amount of the facility was decreased from $25 million to $22.135 million of which $22.135 million is currently outstanding and (iii) there is no revolving nature to the facility. The Company expects to enter into a longer term amendment to the Credit Agreement on or before July 31, 2016. The last advance under the facility was on June 26, 2015. The Company does not intend to increase the current size of its taxi medallion loan portfolio as it continues to diversify its portfolio and to expand in other areas of lending, such as Medallion Bank’s consumer loan portfolio which generated 80% of the earnings of the Company in 2015. Medallion Bank is the Company’s unconsolidated wholly-owned portfolio company.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On June 27, 2016, Medallion Financial Corp. (the “Company”) and Medallion Bank entered into an Employment Agreement with Donald Poulton, the President and Chief Executive Officer of Medallion Bank, effective as of January 1, 2016 (the “Employment Agreement”). The Employment Agreement has a two year term that automatically renews each year for an additional two year term unless terminated by either party. Under the Employment Agreement, Mr. Poulton is entitled to an annual base salary of $325,000 and annual increases at a rate no less than 3% of the then existing base salary. The Employment Agreement provides for a severance payment if the Employment Agreement is terminated or not renewed under certain conditions. The Employment Agreement contains a non-competition covenant from Mr. Poulton in the Company’s and Medallion Bank’s favor.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Sixth Amendment to Amended and Restated Loan and Security Agreement, dated June 29, 2016, by and among Medallion Financial Corp., Medallion Funding LLC and Sterling National Bank.

10.2	Employment Agreement, dated June 27, 2016, between Donald Poulton, Medallion Financial Corp. and Medallion Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date:	June 30, 2016

Exhibit Index

Exhibit No.	Description

10.1	Sixth Amendment to Amended and Restated Loan and Security Agreement, dated June 29, 2016, by and among Medallion Financial Corp., Medallion Funding LLC and Sterling National Bank.

10.2	Employment Agreement, dated June 27, 2016, between Donald Poulton, Medallion Financial Corp. and Medallion Bank.

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